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                                                                     EXHIBIT T3G

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                              ---------------------

                          US BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)


A U.S. NATIONAL BANKING ASSOCIATION                              31-841368
(Jurisdiction of incorporation of organization                (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

1525 WEST W.T. HARRIS BLVD., BLDG. 3C3                          28262-8522
CHARLOTTE, NORTH CAROLINA                                       (Zip code)
(Address of principal executive offices)


                                Paul L. Henderson
                         U.S. Bank National Association
                         360 Interstate North Parkway SE
                                    Suite 500
                                Atlanta, GA 30339
                             Telephone 770-644-6806
            (Name, address and telephone number of agent for service)

                         PRG-SCHULTZ INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)

GEORGIA                                                        58-2213805
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

600 GALLERIA PARKWAY, SUITE 100,                                30339-5949
ATLANTA, GEORGIA                                                (Zip code)
(Address of principal executive offices)

                            11% SENIOR NOTES DUE 2011
                      10% SENIOR CONVERTIBLE NOTES DUE 2011
                       (Title of the indenture securities)

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ITEM 1. GENERAL INFORMATION.

Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                              Name                           Address

        COMPTROLLER OF THE CURRENCY                  WASHINGTON D.C. 20521


         (b)      Whether it is authorized to exercise corporate trust powers.

                           Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR

If the obligor is an affiliate of the trustee, describe each such affiliation.

                           None.

ITEMS 3-14  No responses are included for Items 3-14 of this Form T-1 because to the best of the Trustee's knowledge the obligor is not in default as provided under Item 13.

ITEM 15. FOREIGN TRUSTEE.

Not applicable. Trustee is a national banking association organized under the laws of the United States.

ITEM 16. LIST OF EXHIBITS.

         Exhibit 1. A copy of the Articles of Association of the trustee as now in effect.(1)

         Exhibit 2. A copy of the Certificate of Authority of the trustee to commence business, as now in effect.(1)

         Exhibit 3. A copy of the authority of the Trustee to exercise corporate trust powers.(1)

         Exhibit 4.        A copy of the existing By-laws of the trustee.(1)


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(1) Incorporated by reference to the exhibit of the same number to the Form T-1 filed with registration statement number 333-67188



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         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.(2)

         Exhibit 7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.(2)

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.



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(2) Attached.




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                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 27th day of February, 2006.


                                         U.S. Bank National Association

                                         By:  /s/ Paul L. Henderson
                                              ----------------------------------
                                              Name: Paul L. Henderson
                                              Title: Authorized Representative



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                                    EXHIBIT 6

                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, U.S. Bank National Association hereby consents that reports of examinations by Federal, State, Territorial and District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.




                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:  /s/ Paul L. Henderson
                                             -----------------------------------
                                             Name: Paul L. Henderson
                                             Title: Authorized Representative



Dated: February 27, 2006



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                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 9/30/2005

                                    ($000'S)


                                                                     9/30/2005
                                                                    ------------
ASSETS
     Cash and Due From Depository Institutions                      $  6,913,461
     Securities                                                       41,305,628
     Federal Funds                                                     3,300,808
     Loans & Lease Financing Receivables                             132,797,940
     Fixed Assets                                                      1,767,618
     Intangible Assets                                                10,366,321
     Other Assets                                                     10,215,546
                                                                    ------------
     TOTAL ASSETS                                                   $206,667,322

LIABILITIES
     Deposits                                                       $130,337,423
     Fed Funds                                                        17,257,962
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 176,079
     Other Borrowed Money                                             25,506,397
     Acceptances                                                          85,177
     Subordinated Notes and Debentures                                 6,661,982
     Other Liabilities                                                 5,968,944
                                                                    ------------
     TOTAL LIABILITIES                                              $185,993,964

EQUITY
     Minority Interest in Subsidiaries                              $  1,029,440
     Common and Preferred Stock                                           18,200
     Surplus                                                          11,804,040
     Undivided Profits                                                 7,821,678
                                                                    ------------
         TOTAL EQUITY CAPITAL                                       $ 20,673,358

TOTAL LIABILITIES AND EQUITY CAPITAL                                $206,667,322


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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Paul L. Henderson
     --------------------------------
     Name: Paul L. Henderson
     Title: Authorized Representative

Date: February 27, 2006




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